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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  September 28, 2000


                               CT HOLDINGS, INC.

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         DELAWARE                     0-08718                  75-2432011

     (STATE OR OTHER         (COMMISSION FILE NUMBER)         (IRS EMPLOYER
     JURISDICTION OF                                         IDENTIFICATION
      INCORPORATION)                                             NUMBER)


          3811 TURTLE CREEK BOULEVARD, SUITE 770, DALLAS, TEXAS 75219

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 520-9292
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

*99.1  Press Release issued by the Company on or about October 13, 2000.

*      Filed herewith.

ITEM 8.   CHANGE IN FISCAL YEAR

Attached to this Current Report on Form 8-K as Exhibit 99.1 is a press release issued by CT Holdings, Inc. (the "Company") on or about October 13, 2000 announcing that the Company decided on September 28, 2000 to change its fiscal year-end from February 28/29 to a calendar year-end of December 31.

The Company's quarterly reporting periods will end on March 31, June 30 and September 30.

The Company will file quarterly reports on Form 10-QSB for each of the three month periods ending August 31, 2000 and September 30, 2000, which latter period corresponds with the interim reporting periods applicable to the Company's new fiscal year-end. In addition, the Company will file a Transition Report on Form 10-KSB for the 10 month period March 1, 2000 through December 31, 2000.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                CT Holdings, Inc.
                (Registrant)


                By:  /s/ STEVEN B. SOLOMON
                    -------------------------------
                     Steven B. Solomon
                     Chief Executive Officer


Dated as of October 13, 2000
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EXHIBIT NO.       DESCRIPTION

*99.1    Press Release issued by the Company on or about October 13, 2000.

* Filed herewith.